EXHIBIT 99.1

AMENDMENT NO. 4

to that certain

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 4 (this “Amendment”), dated as of April 10, 2012, is by and among CAI INTERNATIONAL, INC., a Delaware corporation (“CAI”), CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados (“CAL” and, together with CAI, the “Borrowers”, and each, individually, a “Borrower”), the Guarantors listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and UNION BANK, N.A., as documentation agent for itself and the other Lenders (in such capacity, the “Documentation Agent”).  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of September 25, 2007 (as amended by Amendment No. 1 dated as of February 26, 2008, Amendment No. 2 dated as of August 20, 2010 and Amendment No. 3 dated as of June 27, 2011, as supplemented by those certain Notices Regarding Increase of Facility Amount and related documentation dated as of May 27, 2008, October 19, 2011 and January 25, 2012, as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers;

WHEREAS, CAI has formed a new subsidiary, CAI Rail Inc., a Delaware corporation (“CAI Rail”), which is intended to commence a railcar leasing operation, to be operated and conducted in a manner that is separate from the operations of CAI and its other Subsidiaries, and without any commingling of assets or collections with CAI and its other Subsidiaries.  In connection therewith, CAI requests that the Administrative Agent and the Lenders permit CAI Rail to incur secured indebtedness from to time to time in connection with the purchase of railcars and related assets or the refinancing of any such Indebtedness (the “CAI Rail Indebtedness”); and

WHEREAS, the Borrowers request that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Credit Agreement as set forth herein subject to the conditions set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in §4 below:

(a)           The Credit Agreement is hereby amended to change the principal place of business of CAL that is set forth in the introductory paragraph of the Credit Agreement from “Chancery Chambers, Chancery House, High Street, Bridgetown, Barbados” to “Suite 102, Bush Hill, Bay Street, St. Michael, Barbados, West Indies”.

(b)           The Credit Agreement is hereby amended by deleting the definition of “Collateral” in Section 1.1 of the Credit Agreement and substituting the following definition in lieu thereof:

Collateral.  All of the property, rights and interests of the Borrowers and each of the Guarantors (other than CAI Rail) that are or are intended to be subject to the Liens created by the Security Documents; provided that the Capital Stock of CAI Rail shall not constitute Collateral.  For the avoidance of doubt, Collateral shall include, without limitation, all Eligible Containers, Eligible Chassis, Direct Finance Lease Receivables and all products and proceeds of the foregoing.

(c)           The Credit Agreement is hereby amended by deleting the definition of “Guarantor” in Section 1.1 of the Credit Agreement and substituting the following definition in lieu thereof:

Guarantors.  Collectively, each of (a) CAI with respect to its Guaranty under Article XVII, (b) Sky Container Trading, Inc., a California corporation, (c) each direct or indirect Domestic Subsidiary of CAI which becomes a Guarantor pursuant to §8.16 hereof, (d) with respect to the Obligations of CAL, Container Applications International (U.K.) Limited, Container Applications International, Ltd., Container Applications (Malaysia) SDN BDH and Sky Container Trading Limited and (e) each Foreign Subsidiary of CAL which becomes a Guarantor pursuant to §8.19 hereof.  Each Guarantor shall be a party to a Guaranty.

(d)           The Credit Agreement is hereby amended by deleting the definition of “Intercreditor Agreement” in Section 1.1 of the Credit Agreement and substituting the following definition in lieu thereof:

Intercreditor Agreement.  The Intercreditor Collateral Agreement, dated as of December 20, 2010, by and among the Borrowers, the Guarantors (other than CAI Rail), certain “Lenders”, “Owners”, the “Revolver Agent”, the “Collateral Agent” (as each such term is defined therein) and certain other Persons that are party thereto from time to time (as amended and restated on November 15, 2011 and as may be further amended, amended and restated, modified or supplemented from time to time).

(e)           Permitted Acquisition.  The Credit Agreement is hereby amended by deleting clause (vi) in the definition of “Permitted Acquisition” and substituting the following clause (vi) in lieu thereof:

(vi) any Person or assets or division as acquired in accordance herewith shall be in the same business or lines of business in which CAI and its Subsidiaries are permitted to engage in pursuant to §9.10 and activities related thereto; and

(f)            Permitted Securitization.  The Credit Agreement is hereby amended by deleting clause (iv) in the definition of “Permitted Securitization” and substituting the following clause (iv) in lieu thereof:

(iv) none of CAI or any of its respective Subsidiaries has any material contract, agreement, arrangement or understanding with such Securitization Entity other than on terms no less favorable (in the aggregate) to CAI or any of its  respective Subsidiaries than those that might be obtained at the time such contract, agreement, arrangement or understanding is entered into from Persons that are not Affiliates of the Borrowers,

(g)           The Credit Agreement is hereby amended by deleting the definition of “Security Agreement” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Security Agreement.  The Second Amended and Restated Security Agreement, dated or to be dated as of the Closing Date, between the Borrowers, each Guarantor (other than CAI Rail) and the Administrative Agent, and in form and substance satisfactory to the Lenders and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time.

(h)           The Credit Agreement is hereby amended by deleting the last sentence of the definition of “Total Commitment” in Section 1.1 of the Credit Agreement and substituting the following new sentence in lieu thereof:  “The Total Commitment as of the Fourth Amendment Effective Date is $380,000,000.”

(i)            The Credit Agreement is hereby amended by adding the following new definitions in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

CAI Rail.  CAI Rail Inc., a Delaware corporation.

CAI Rail Indebtedness.  Indebtedness incurred (a) by CAI Rail from to time to time solely in connection with the purchase of railcars and related assets (including fees, costs and expenses incurred in connection with any such purchase) or (b) in connection with the refinancing of any Indebtedness incurred pursuant to clause (a) of this definition.

CAI Rail Collateral.  (a) All the property, rights and interests of CAI Rail that is or is intended to be subject to the Liens securing the CAI Rail Indebtedness, and (b) the Capital Stock of CAI Rail.

Fourth Amendment Effective Date.  April 10, 2012.

(j)            The Credit Agreement is hereby amended by deleting the definition “First Amendment Effective Date” in Section 1.1 of the Credit Agreement.

(k)           The Credit Agreement is hereby amended by deleting the reference to (i) “$60,000,000” in Section 2.11.1 and inserting “$95,000,000 from and after the Fourth Amendment Effective Date” in lieu thereof and (ii) “$390,000,000” in Section 2.11.1 and substituting a reference to “$475,000,000” in lieu thereof.

(l)            The Credit Agreement is hereby amended by deleting the last sentence of Section 6.1 in its entirety and substituting the following in lieu thereof:

Notwithstanding anything to the contrary in this §6.1, (a) a direct or indirect non-Guarantor Foreign Subsidiary of CAI which is formed as a special purpose entity in connection with a secured financing transaction which is without recourse to CAI or any of its other Subsidiaries or any of their assets and (b) the Capital Stock of CAI Rail shall not be subject to the Capital Stock pledge requirements or collateral security requirements of this §6.1.

(m)           The Credit Agreement is hereby amended by deleting Section 7.15 in its entirety and substituting the following in lieu thereof:

Certain Transactions.  Except for arm’s length transactions pursuant to which CAI or any of its Subsidiaries make payments in the ordinary course of business upon terms no less favorable than CAI or such Subsidiary could obtain from third parties, for transactions in connection with a Permitted Securitization (and in compliance with the requirements applicable to a Permitted Securitization) and except pursuant to the terms of the documents described on Schedule 7.15 hereto, no Affiliate of any Borrower or any of its Subsidiaries is presently a party to any transaction with any Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner.

(n)           The Credit Agreement is hereby amended by deleting Section 8.2 in its entirety and substituting the following in lieu thereof:

Maintenance of Office.  CAI will maintain its chief executive office in San Francisco, California and CAL will maintain its chief executive office in Suite 102, Bush Hill, Bay Street, St. Michael, Barbados or, in each case, at such other place in the United States of America (with respect to CAI) or Barbados (with respect to CAL) as such Borrower shall designate upon thirty days’ prior written notice to the Administrative Agent, where notices, presentations and demands to or upon such Borrower in respect of the Loan Documents to which such Borrower is a party may be given or made.  In the event that CAI moves its chief executive office to another location within the State of California, thirty days’ prior telephonic notice to the Administrative Agent shall be sufficient provided that such telephonic notice shall be followed by a written notice to the Administrative Agent confirming the move.

(o)           The Credit Agreement is hereby amended by deleting Section 8.16 of the Credit Agreement in its entirety and substituting the following in lieu thereof:

8.16.     New Domestic Subsidiary Guarantors; Collateral Security of New Domestic Subsidiary Guarantors.

8.16.1. Domestic Subsidiaries.  In the event that (x) the aggregate book value of the assets held by all of Domestic Subsidiaries who are not Guarantors (other than CAI Rail) exceeds 10% of the book value of the total assets of CAI and its Domestic Subsidiaries (other than CAI Rail) or (y) the aggregate revenues of all of Domestic Subsidiaries who are not Guarantors (other than CAI Rail) exceeds 10% of the total revenues of CAI and its Domestic Subsidiaries (other than CAI Rail), then CAI shall cause each relevant Domestic Subsidiary (other than CAI Rail) required so that the aggregate book value of the assets held by all of the Domestic Subsidiaries who are not Guarantors (other than CAI Rail) or the aggregate revenues of all Domestic Subsidiaries who are not Guarantors (other than CAI Rail), in any case, no longer exceeds the applicable threshold set forth in clause (x) or (y) above, as applicable, as soon as practicable thereafter (but in no event more than fifteen (15) Business Days thereafter without the consent of the Administrative Agent), to execute and deliver to the Administrative Agent an instrument of joinder and accession, in form and substance satisfactory to the Administrative Agent, pursuant to which such Domestic Subsidiary (other than CAI Rail) shall join the Guaranty and the applicable Security Documents, and shall accede to all of the rights and obligations of a Guarantor hereunder and thereunder, and, pursuant thereto, shall, inter alia, guaranty the full payment and performance of the Obligations. Further, each Borrower and such Domestic Subsidiary (other than CAI Rail) shall execute and deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request in furtherance of the intent of this §8.16, including, without limitation, an updated Schedule 7.19(a), documentation of the type required to be supplied by the Borrowers and initial Guarantors (other than CAI Rail) as a condition precedent to the initial Revolving Credit Loans made hereunder pursuant to §11 hereof (including, without limitation, Uniform Commercial Code searches and filings and favorable opinions of counsel to such new Guarantor (which shall cover, among other things, the legality, validity, binding effect and enforceability) and documentation of the type required or reasonably requested to maintain compliance with §§6.1 and 6.2.

8.16.2.  CAI Rail.  At its election, CAI shall cause CAI Rail to execute and deliver to the Administrative Agent an instrument of joinder and accession, in form and substance satisfactory to the Administrative Agent, pursuant to which CAI Rail shall join the Guaranty, and shall accede to all of the rights and obligations of a Guarantor hereunder and thereunder, and, pursuant thereto, shall, inter alia, guaranty the full payment and performance of the Obligations.  Further, if CAI Rail shall become a Guarantor each Borrower and CAI Rail shall execute and deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request in furtherance of the intent of this §8.16.2, including, without limitation, documentation of the type required to be supplied by the Borrowers and initial Guarantors as a condition precedent to the initial Revolving Credit Loans made hereunder pursuant to §11 hereof (including, without limitation, favorable opinions of counsel to such new Guarantor (which shall cover, among other things, the legality, validity, binding effect and enforceability) and documentation of the type required or reasonably requested to maintain compliance with §6.2.

(p)           The Credit Agreement is hereby amended by deleting Section 8.18 in its entirety and substituting the following in lieu thereof:

8.18.      Intellectual Property; Operations Support Systems.  Each of the Borrowers and the Guarantors shall at all times own or otherwise have rights to use all IP Rights that are reasonably necessary for the operation of their respective businesses and the management and administration of all of the Collateral, without conflict with the rights of any other Person.  Each of the Borrowers and the Guarantors shall at all times own and/or have rights to use and maintain in good operating condition information systems and operational support systems that are reasonably necessary for the operation of its respective businesses and the management and administration of all of the Collateral.

(q)           The Credit Agreement is hereby amended by deleting clause (m) of Section 9.1 in its entirety and substituting the following in lieu thereof:

(m)           other Indebtedness; provided that (i) both before and immediately after any such Indebtedness is incurred, no Default or Event of Default shall have occurred and be continuing, (ii) if such indebtedness is secured, such Indebtedness (other than such Indebtedness (A) in an amount not to exceed $30,000,000 in the aggregate, (B) of and having recourse only to one or more Excluded Subsidiaries or (C) which constitutes CAI Rail Indebtedness) shall be subject to the Intercreditor Agreement and (iii) the proceeds of such Indebtedness are used solely for (A) repayments of Revolving Credit Loans pursuant to §3.3, (B) the acquisition of assets and fees, costs and expenses incurred in connection with the acquisition of assets or (C) for the refinancing of any such Indebtedness;

(r)           The Credit Agreement is hereby amended by (i) deleting the “.” at the end of clause (n) of Section 9.1 and inserting “; and” in lieu thereof, and (ii) adding the following new clause (o) to Section 9.1:

(o)           unsecured Indebtedness in an aggregate amount not to exceed $85,000,000 incurred by CAI consisting of one or more guaranties of CAI Rail Indebtedness.

(s)           The Credit Agreement is hereby amended by deleting Section 9.2.2 and substituting the following in lieu thereof:

9.2.2.       Restrictions on Negative Pledges and Upstream Limitations.  CAI will not, nor will it permit any of its Subsidiaries to (a) enter into or permit to exist any arrangement or agreement (excluding the Credit Agreement and the other Loan Documents) which directly or indirectly prohibits CAI or any of its Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired (other than CAI Rail Collateral or assets or property not constituting Collateral), or (b) enter into any agreement, contract or arrangement (excluding the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary of any Borrower (other than CAI Rail or any Excluded Subsidiary) to pay or make dividends or distributions in cash or kind to such Borrower (other than an agreement made by a Securitization Entity, CAI Rail, an Excluded Subsidiary or any other Non-Guarantor Subsidiary), to make loans, advances or other payments of whatsoever nature to the Borrowers, or to make transfers or distributions of all or any part of its assets to the Borrowers; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under §9.2.1, and (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by CAI or such Subsidiary in the ordinary course of its business.

(t)           The Credit Agreement is hereby amended by deleting clause (e) of Section 9.3 in its entirety and substituting the following in lieu thereof:

(i) Investments by and between the Borrowers and the Guarantors (other than CAI Rail), (ii) Investments by any Subsidiary of CAI who is not a Borrower or a Guarantor in any other Subsidiary of CAI who is not a Borrower or a Guarantor, (iii) Investments consisting of guarantees of Indebtedness of CAI Rail permitted under §9.1, and (iv) subject to §8.16 and §8.19, Investments by any Borrower or any Guarantor in CAI Rail or any Subsidiary of CAI that is not a Borrower or a Guarantor including, without limitation, an Excluded Subsidiary; provided that the aggregate amount of such Investments under this clause (iv) does not exceed $60,000,000 at any time; provided further that both before and immediately after any such Investment under this clause (iv), no Default or Event of Default shall have occurred and be continuing;

(u)           The Credit Agreement is hereby amended by deleting Section 9.5.2 in its entirety and substituting the following in lieu thereof:

9.5.2.       Disposition of Assets.  CAI will not, and will not permit any of its Subsidiaries (other than CAI Rail or any Excluded Subsidiary) to, become a party to or agree to or effect any disposition of assets, other than (a) sales of assets by the Borrowers to a Securitization Entity in connection with a Permitted Securitization, and (b) the disposition of assets in the ordinary course of business consistent with past practices, provided that, in connection with any such disposition of Collateral under (a) or (b) above, after giving effect to any such disposition, (i) the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations plus the outstanding amount of Swing Line Loans shall not at any time exceed the lesser of (A) the Total Commitment at such time and (B) the Borrowing Base at such time and (ii) the sum of the outstanding amount of the CAI Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of CAI, plus the outstanding amount of Swing Line Loans made to CAI shall not at any time exceed the lesser of (A) the Total Commitment at such time and (B) the Domestic Borrowing Base at such time.

(v)           The Credit Agreement is hereby amended by inserting the following new Section 9.14:

9.14.       Commingling of Assets.  CAI will not, and will not permit any of its Subsidiaries to, commingle any of their respective assets, including, without limitation, any Collateral or other collections deposited or held or required to be deposited or held in any Collection Accounts, with any assets, revenues, funds, payments, collections, proceeds or any other amounts received or held by CAI Rail or in respect of the operations of CAI Rail.

(w)           The Credit Agreement is hereby amended by deleting the existing Schedule 1 to the Credit Agreement in its entirety and substituting in lieu thereof the new Schedule 1 to the Credit Agreement that is attached hereto as Annex A.

(x)           The Credit Agreement is hereby amended by deleting the existing Schedule 7.19(a) to the Credit Agreement in its entirety and substituting in lieu thereof the new Schedule 7.19(a) to the Credit Agreement that is attached hereto as Annex B.

§2.           Representations and Warranties.  As of the Fourth Amendment Effective Date, each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           Representations and Warranties in Credit Agreement.  The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct on the Fourth Amendment Effective Date (as defined below).

(b)           Authority, Etc.  The execution and delivery by each of the Borrowers and the Guarantors of this Amendment and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)           Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d)           No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§3.           Affirmation of Borrowers and Guarantors.

(a)           Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loan, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Revolving Credit Notes, the Letters of Credit, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein.  Each Borrower confirms and agrees that (i) the obligations of such Borrower to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

(b)           Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment.  Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.  Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as amended hereby.

§4.           Conditions to Effectiveness.  The amendments provided for in this Amendment shall take effect upon the satisfaction of the following conditions precedent (such date, the “Fourth Amendment Effective Date”):

(a)           the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent, and this Amendment shall be in full force and effect;

(b)           the Administrative Agent shall have received a certificate of the authorized officer of each Borrower and each Guarantor dated as of the Fourth Amendment Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of any Borrower or Guarantor (other than CAI Rail) since the last delivery of such Governing Documents by such Loan Party to the Administrative Agent and that such Governing Documents are in full force and effect or attaching complete and certified copies of such Governing Documents including any amendments, modifications or supplements thereto (including certifications of such Governing Documents by the appropriate Governmental Authority of such Person’s jurisdiction of formation or organization), (ii) all corporate or other organizational actions taken by each of the Borrowers and Guarantors authorizing the execution, delivery, and performance of this Amendment and the other Amendment Documents and attaching copies of the board minutes and/or resolutions relating to such authorization and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of each of the Borrowers and the Guarantors authorized to sign this Amendment and the other Amendment Documents on behalf of such Person;

(c)           the Administrative Agent shall have received an updated Schedule 1 (Lenders and Commitments) to the Credit Agreement (attached hereto as Annex A);

(d)           the Administrative Agent shall have received an updated Schedule 7.19(a) (Subsidiaries) to the Credit Agreement (attached hereto as Annex B);

(e)           the Administrative Agent shall have received any necessary amendments and/or revisions to the Barbados Security Documents which are required pursuant to the transactions contemplated by this Amendment;

(f)           there shall not have occurred (i) a Material Adverse Effect since December 31, 2010 or (ii) a material adverse change in the facts and information regarding the Borrowers and Guarantors represented to date to the Administrative Agent and the Lenders;

(g)           the absence of any action, suit, investigation or proceeding pending, or to the knowledge of the Borrowers, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to (i) have a Material Adverse Effect on the business, assets, properties, liabilities (actual and contingent), operations, condition (financial or otherwise) or prospects of CAI and its Subsidiaries, taken as a whole, (ii) adversely affect the ability of either Borrower or any Guarantor to perform its obligations under the Loan Documents or (iii) adversely affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents; and

(h)           the Borrowers shall have paid to the Lenders or the Administrative Agent, as appropriate, any and all fees due on or prior to the date hereof, together with the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel with respect to which the Borrowers have received invoices on or prior to the Fourth Amendment Effective Date.

§5.           Satisfaction of Conditions.  Without limiting the generality of the foregoing §4, for purposes of determining compliance with the conditions specified in §4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

§6. Miscellaneous Provisions. This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents. THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)). This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

CAI INTERNATIONAL, INC.

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS LIMITED

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

Guarantors:

SKY CONTAINER TRADING, INC.

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: President and Treasurer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By:	/s/ Hiromatsu Ogawa
Name: Hiromitsu Ogawa
Title: Authorized Officer

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

SKY CONTAINER TRADING LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI CONSENT SWEDEN AB

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI INTERNATIONAL GMBH

By:	/s/ Daniel James Hallahan
Name: Daniel James Hallahan
Title: Managing Director

Lenders and Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

BANK OF AMERICA, N.A., as Lender, Swing Line Lender and L/C Issuer

By:	/s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas A. Crandell
Name: Thomas A. Crandell
Title: Senior Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Vice President

COMERICA BANK, as a Lender

By:	/s/ Carl R. Barkow
Name: Carl R. Barkow
Title: Vice President

ING BANK N.V., as a Lender

By:	/s/ Mark Bekker
Name: Mark Bekker
Title: Director

By:	/s/ Ad M. van den Broek
Name: Ad M. van den Broek
Title: Director

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Vice President

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Rachelle Cayanan
Name: Rachelle Cayanan
Title: Assistant Vice President

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Thomas C. Paton, Jr.
Name: Thomas C. Paton, Jr.
Title: Senior Vice President & Manager

Schedule 1 (Lenders and Commitments)

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage

BANK OF AMERICA, N.A.	$60,000,000.00	15.789473684%

100 Federal Street

Boston, MA 02110

Telephone: (617) 434-0970

Telecopier: (617) 434-1955

Attn: Judith A. Huckins, Vice President

WELLS FARGO BANK, N.A.	$60,000,000.00	15.789473684%

420 Montgomery Street

9th Floor

San Francisco, CA 94104

Telephone: (415) 396-5939

Telecopier: (415) 421-1352

Attn: Thomas Gloger, Vice President

UNION BANK, N.A	$60,000,000.00	15.789473684%

200 Pringle Avenue, Suite 500

Walnut Creek, CA 94596

Telephone: (925) 947-2439

Telecopier: (925) 943-7442

Attn: J. William Bloore, VP

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage

ING BANK N.V.	$40,000,000.00	10.526315789%

Structured Finance

Bijlmerplein 888, 1102 MZ Amsterdam

The Netherlands

Telephone: 31-20-56-39103

Telecopier: 31-20-56-58210

Attn: Mark Bekker/Hilmar de Vries

KEYBANK, N.A.	$35,000,000.00	9.210526315%

1 Embarcadero Center

Suite 1100

San Francisco, CA 94111

Telephone: (415) 486-3411

Telecopier: (415) 486-3415

Attn: John McCracken, Director

COMERICA BANK	$30,000,000.00	7.894736842%

Two Embarcadero Center

Suite 300

Comerica Bank

San Francisco, CA 94111

Telephone: (415) 477-3286

Telecopier: (415) 477-3270

Attn: Daniel J. Grady, Vice President

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage

BMO HARRIS BANK N.A.	$30,000,000	7.894736842%

115 West Monroe-19W

Chicago, IL 60603

Telephone: (312) 461-7519

Telecopier: (312) 765-8353

Attn: Bob Bomben, Director

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH	$25,000,000.00	6.578947368%

520 Madison Avenue

New York, NY 10022

Telephone: (212) 715-4605

Telecopier: (212) 715-4535

Attn: Adrienne Molloy, Vice President

UNICREDIT BANK AG (F/K/A BAYERISCHE HYPO-UND VEREINSBANK AG)	$25,000,000.00	6.578947368%

6100FSO2 Maritime Logistics

Alter Wall 22

20457 Hamburg

Telephone: 49 - 40 - 3692 - 4392

Telecopier: 49 - 40 - 3692 - 2516

Attn: Diana Mueller, Credit Specialist

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage

CALIFORNIA BANK & TRUST	$15,000,000.00	3.947368421%

401 West Whittier Boulevard

Suite 200

La Habra, CA 90631

Telephone: (650) 294-2025

Telecopier: (650) 294-2029

Attn: Thomas C. Paton

TOTAL	$380,000,000.00	100.000000000%

REVOLVING CREDIT AGREEMENT
SCHEDULE 7.19 (Subsidiaries, etc.)

7.19(a)

NAME:	PLACE OF ORGANIZATION:	PRINCIPAL PLACE OF BUSINESS/REGISTERED OFFICE:
Container Applications International (U.K.) Limited	England and Wales	Ground Floor Office Suite Knight Court, 49 Crown Street Brentwood, Essex CM 14 4BD United Kingdom
Container Applications International (Malaysia) SDN BHD	Malaysia	Suite 10.05, Level 10, Menara Trend, Intan Millennium Square, 68 Jalan Batai Laut, 41300 Klang, Selangor Darul Ehsan, Malaysia
Container Applications International, Ltd.	Japan	Shinwa Building 6F 9-11 Toranomon 2-Chome Minato-Ku, Tokyo 105-0001 Japan
Sky Container Trading Limited	England and Wales	2nd Floor Office Suite Knight Court, 49 Crown Street Brentwood, Essex CM 14 BD United Kingdom
Container Applications Limited	Barbados	102, Bush Hill, Bay Street, St. Michael, Barbados, West Indies
CAL Funding I Limited	Bermuda	Clarendon House 2 Church Street, Hamilton HM 11 Bermuda
CAI Consent Sweden AB	Sweden	c/o BDO Box 310 94 400 32 Goteborg Sweden
CAI International GmbH	Germany	Lahusenstrasse 1 27749 Delmenhorst Germany
Sky Container Trading, Inc.	California	Steuart Tower 1 Market Plaza, Suite 900 San Francisco, California 94105

CAI Rail Inc.	Delaware	Steuart Tower 1 Market Plaza, Suite 900 San Francisco, California 94105
CAI Deutschland GmbH	Germany	Neuer Wall 84 20354 Hamburg
Container Applications (Singapore) Pte. Ltd.	Singapore	1 Goldhill Plaza #03-39 Goldhill Plaza Singapore (308899)